UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2023

MINERVA GOLD INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-255403	98-1588963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MINERVA GOLD INC.

12/1 Kunayev str, IA 17

Nur-Sultan, 010000, Kazakhstan

(Address of principal executive offices)

(725) 225-1800

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Large accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒

Item 1.01 Entry into a Material Definitive Agreement

On March 29, 2023, MINERVA GOLD INC., (the “Company”) entered into a Mineral Property Option Agreement (the “Option Agreement”) with Tuzashuu Ken Limited Liability Company, (the “Optioner”) that holds the License No.5862 MP for the exploration of the Arsy deposit. Site is located in the Naryn region, Kochkor district, Kyrgyz Republic, and the area is 64 hectares.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA GOLD INC.

Date: March 31, 2023	By:	/s/ Aftandil Aibekov
	Name:	Aftandil Aibekov
	Title:	President

3